[map of Europe]

                                           Annual Report August 31, 2000

Oppenheimer
Europe Fund


[logo] OppenheimerFunds(R)
       The Right Way to Invest

REPORT HIGHLIGHTS

Europe's equity markets were greatly influenced by the movements of technology stocks during the fiscal year ended August 31, 2000.
A weak currency favored European exporters of goods and services.


     Contents

 1   President's Letter

 3   An Interview
     with Your Fund's
     Manager

 7   Fund Performance

12   Financial
     Statements

30   Independent
     Auditors' Report

31   Federal
     Income Tax
     Information

32   Officers and
     Trustees


Average Annual
Total Returns*
For the 1-Year Period
Ended 8/31/00

Class A
Without       With
Sales Chg.    Sales Chg.
------------------------
9.99%         3.67%

Class B
Without       With
Sales Chg.    Sales Chg.
------------------------
9.09%         4.09%

Class C
Without       With
Sales Chg.    Sales Chg.
------------------------
9.26%         8.26%

Class Y
------------------------
10.41%


* See Notes on page 10 for further details.

PRESIDENT'S LETTER

[photo]
Bridget A. Macaskill
President
Oppenheimer
Europe Fund

Dear Shareholder,

Over the past several decades, our investment teams have learned the importance of avoiding complacency when it comes to navigating the financial markets-- especially when times are good. Right now, times appear particularly good. The U.S. economy is in its tenth year of expansion. In the bond market, U.S. Treasury issues have been performing favorably over the past year. In addition, despite volatility in the second quarter, the stock market has been providing attractive returns from a wide spectrum of industry sectors, capitalization ranges and investment styles.
   We have arrived at this juncture after months of monitoring the rapid pace of global economic growth and its implications for inflation, as well as the Federal Reserve Board's evolving monetary policy. At this point, economic indicators suggest a dampening of short-term inflationary pressures. While recent increases in oil prices are certainly taking their toll, we don't believe this signals a return to 1970's-style inflation. Accordingly, if the Fed continues in its diligence, the economy could maintain its healthy rate of growth.
   In the bond market, the achievement of a federal budget surplus has prompted the Treasury to buy back many of its long-term securities. The resulting supply shortage boosted these securities' returns, causing an inversion of the yield curve--an unusual situation in which shorter term Treasuries yield more than their longer term counterparts. Other bond sectors are offering many opportunities in the form of attractive valuations.
   Perhaps most important is that we have begun to see encouraging signs in the stock market. Formerly high-flying Internet stocks have generally come down to earth, and investors have begun to refocus on companies with strong business fundamentals and justifiable valuations. Investors have also returned to long-neglected, value-oriented companies.


1 | OPPENHEIMER EUROPE FUND

PRESIDENT'S LETTER

   What else do these various trends tell us? They tell us that the ability to discriminate between long-term potential and short-lived fads has become more critical than ever. Trying to generate good long-term performance requires tracking the best companies through intensive research, combined with hard-earned experience.
   At OppenheimerFunds, our seasoned portfolio management teams fight complacency by remaining constantly aware of the risks that face the economy and financial markets. Virtually anything could affect the overall markets--a surge in inflation, a decline in productivity, deteriorating corporate earnings, or even the new Administration's proposals regarding tax reform, healthcare and Social Security. However, by remaining vigilant in our quest for fundamentally sound businesses, we believe we can find good investments that can weather market volatility.
   In this environment, we encourage you to consult your financial advisor and to stay on track with your long-term financial plan. For our part, we will continue to monitor the opportunities and risks ever present in the financial markets. Thank you for your confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,
/s/ Bridget A. Macaskill
Bridget A. Macaskill
September 22, 2000


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of the securities markets or any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow. Stocks and bonds have different types of investment risks; stocks are subject to market volatility and bonds are subject to credit and interest rate risks.


2 | OPPENHEIMER EUROPE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

[photo]
Portfolio Management
Team (l to r)
Shanquan Li
(Portfolio Manager)
Bill Wilby


Q How did the Fund perform during the one-year ended August 31, 2000?
A. Oppenheimer Europe Fund performed well during the fiscal year ended August 31, 2000. Behaving similarly to the equity markets in Europe, the Fund's total return rose substantially during the first six months of the period, declined thereafter and, ultimately, posted a positive gain for the twelve-month period.

What happened in the European equity markets during the period?
As was the case in the United States, the performance of Europe's equity markets was linked closely to the progress of technology stocks. Following exceptional gains in late 1999 and early 2000, equities for technology and telecommunications companies retreated this spring, and stocks in many other sectors followed suit. As the period drew to a close, non- technology issues were, in many cases, faring better than high-tech issues. The result: Markets in Europe that are dominated by technology issues (e.g., Finland and Ireland) generally have lagged larger and more-diversified markets, such as Germany and France in recent months.

How did these events affect the Fund?
Throughout the period, the Fund maintained a sizable allocation of technology issues. Despite the falloff in technology sector stock prices since March 2000, several of the Fund's technology, telecommunications and biotechnology holdings, proved to be major contributors to Fund performance over the 12-month period. For example, an Irish biotechnology firm is poised to introduce several new drugs, the most significant of which is a vaccine that may prevent the onset or advance of Alzheimer's disease. Early-stage trials of the vaccine have shown encouraging results.


3 | OPPENHEIMER EUROPE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

   In contrast, the Fund's investments in financial services firms and basic-materials companies proved disappointing. To keep inflationary pressures in check, the European Central Bank (ECB) boosted interest rates several times during the 12-month period. Because rising interest rates can be detrimental to the balance sheets of banks and insurance companies, investors tended to shun these stocks. Poor results from the Fund's basic-materials holdings were due in part to weakness in the euro, the currency used by the 11 members of the European Monetary Union (EMU). Following its introduction in early 1999, the euro has lost value against other major currencies such as the U.S. dollar. However, larger European companies that can export their goods and receive payment in a stronger currency benefited from this situation, as they were able to use the declining euro to actually boost revenues. The Fund, however, was invested in smaller basic-materials firms that operate primarily within Europe. For these companies, the weak currency meant reduced revenues and earnings.

Did you make any significant changes to the portfolio during the period?
The most significant change was a shift in market-capitalization focus that we made during the final weeks of the period. We employ a quantitative model that analyzes thousands of stocks before selecting roughly 100 that meet our criteria: strong earnings growth, relative strength and an attractive Odynamic price-earnings (P/E) ratio.O The dynamic P/E ratio, indicates a stock price's historical tendency to follow changes in analysts' projections for the company's earnings. The results of our quantitative model combined with an overlay of fundamental analysis, led us to focus our purchases on small-company stocks during fiscal 2000.


[callout]
"Our positive outlook for Europe results from the major fiscal and monetary reforms that have paved the way for robust economic growth."


4 | OPPENHEIMER EUROPE FUND

   As we reviewed the portfolio results and trends in European markets, it became obvious to us that we could potentially improve performance by broadening the market-capitalization range of the Fund's holdings, since smaller European companies are less likely to benefit from a weak euro or low export prices. Therefore, we added a market-capitalization factor to the model and consequently purchased several attractively priced mid- and large-capitalization stocks. These included companies like Alcatel SA, a French company that provides telecommunications equipment and transportation services.

What is your outlook for Europe's economy and markets?
We continue to have a very positive outlook for Europe. Major fiscal and monetary reforms have paved the way for robust economic growth. Under a unified central bank, the ECB has made significant strides in controlling inflation and reining in unbridled unemployment. Most recently, lower tax rates in Germany, continued dissolution of trade barriers, and a new emphasis on building shareholder value have helped greatly to accelerate Europe's transformation into a business- and shareholder-friendly region. We continue to believe that Europe's strong economic growth will fuel gains in its equity markets. This trend will benefit two important groups: European companies that do not export and investors whose European holdings are denominated in U.S. dollars. For these reasons, we believe that Europe and Oppenheimer Europe Fund are, and will continue to be, part of The Right Way to Invest.


Average Annual
Total Returns
For the Periods Ended 9/30/00(1)

Class A        Since
1-Year         Inception
------------------------
-3.11%         0.85%

Class B        Since
1-Year         Inception
------------------------
-2.90%         1.35%

Class C        Since
1-Year         Inception
------------------------
1.08%          4.09%

Class Y        Since
1-Year         Inception
------------------------
3.24%          5.05%


1. See page 10 for further details.


5 | OPPENHEIMER EUROPE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER


Regional Allocation(2)
[pie chart]
Europe          95.4%
United States    2.5
Emerging
Europe           2.1


Top Ten Common Stock Holdings(3)
-----------------------------------------------------------
ASM Lithography Holding NV                             2.3%
-----------------------------------------------------------
Entertainment AG                                       2.1
-----------------------------------------------------------
Elcoteq Network Corp., CI. A                           2.0
-----------------------------------------------------------
Alcatel SA                                             1.8
-----------------------------------------------------------
Societe Television Francaise 1                         1.8
-----------------------------------------------------------
Fortis, B Shares                                       1.8
-----------------------------------------------------------
Mediaset SpA                                           1.8
-----------------------------------------------------------
Siemens AG                                             1.7
-----------------------------------------------------------
Unilever plc, Sponsored ADR                            1.7
-----------------------------------------------------------
Deutsche Bank AG                                       1.6


Ten Largest Country Holdings(2)
-----------------------------------------------------------
Germany                                               19.0%
-----------------------------------------------------------
France                                                19.0
-----------------------------------------------------------
Great Britain                                         16.7
-----------------------------------------------------------
Switzerland                                            6.4
-----------------------------------------------------------
Italy                                                  5.3
-----------------------------------------------------------
Sweden                                                 5.3
-----------------------------------------------------------
Finland                                                5.2
-----------------------------------------------------------
Belgium                                                4.2
-----------------------------------------------------------
Denmark                                                3.7
-----------------------------------------------------------
The Netherlands                                        3.7


2. Portfolio is subject to change. Percentages are as of August 31, 2000, and are based on total market value of investments.
3. Portfolio is subject to change. Percentages are as of August 31, 2000, and are based on net assets.


6 | OPPENHEIMER EUROPE FUND

FUND PERFORMANCE

How has the Fund performed? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended August 31, 2000, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.
Management's discussion of performance. The fiscal year that ended August 31, 2000, began with strong increases in Europe's equity markets. The advances were driven largely by a combination of economic growth and investor enthusiasm for technology-related stocks. After March 2000, investor concerns about the earnings potential of technology stocks, as well as rising interest rates and fears of higher inflation, triggered a selloff in technology and telecommunications stocks that affected markets throughout the region. In addition, weakness in the euro reduced the total returns on European investments denominated in U.S. dollars. Throughout the 12-month period, the Fund had a large allocation in technology-related issues which, despite the downturn in that sector, made strong contributions to the Fund's 12-month total returns. Conversely, investments in financial services, energy and basic-materials companies failed to meet investors' expectations. Many of these were smaller companies that, unable to export their products and thus post revenues in other, stronger currencies, were hurt by the weak euro. As the period drew to a close, the quantitative model we employ to select stocks was enhanced to ensure that more medium- and large-capitalization stocks are included in the portfolio in the future. The Fund's portfolio holdings, allocations and strategies are subject to change.
Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each of the class of shares of the Fund from the commencement date of March 1, 1999 until August 31, 2000. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B and Class C shares, and reinvestment of all dividends and capital gains distributions.
   The Fund's performance is compared to the performance of the Morgan Stanley Capital International All Country Europe (MSCI AC Europe) Index. The MSCI AC Europe Index is an unmanaged index of European stocks representing 21 developed and emerging European countries. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graph shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index.


7 | OPPENHEIMER EUROPE FUND

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[line chart]

          Oppenheimer Europe Fund (Class A)       Morgan Stanley Capital International All Country Europe Index
3/1/99     9425                                   10000
5/31/99    9368                                    9709
8/31/99   10160                                   10088
11/30/99  10716                                   10669
2/29/00   12641                                   11533
5/31/00   10581                                   11197
8/31/00   11175                                   11091

Average Annual Total Return of Class A Shares of the Fund at 8/31/00(1)
1-Year 3.67%   Life 7.69%


Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

          Oppenheimer Europe Fund (Class B)       Morgan Stanley Capital International All Country Europe Index
3/1/99    10000                                   10000
5/31/99    9910                                    9709
8/31/99   10730                                   10088
11/30/99  11290                                   10669
2/29/00   13291                                   11533
5/31/00   11107                                   11197
8/31/00   11306                                   11091

Average Annual Total Return of Class B Shares of the Fund at 8/31/00(1)
1-Year 4.09%   Life 8.52%

1. See page 10 for further details.


8 | OPPENHEIMER EUROPE FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

          Oppenheimer Europe Fund (Class C)       Morgan Stanley Capital International All Country Europe Index
3/1/99    10000                                   10000
5/31/99    9940                                    9709
8/31/99   10760                                   10088
11/30/99  11320                                   10669
2/29/00   13342                                   11533
5/31/00   11148                                   11197
8/31/00   11757                                   11091

Average Annual Total Return of Class C Shares of the Fund at 8/31/00(1)
1-Year 8.26%   Life 11.39%


Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

          Oppenheimer Europe Fund (Class Y)       Morgan Stanley Capital International All Country Europe Index
3/1/99    10000                                   10000
5/31/99    9940                                    9709
8/31/99   10780                                   10088
11/30/99  11380                                   10669
2/29/00   13427                                   11533
5/31/00   11251                                   11197
8/31/00   11902                                   11091

Average Annual Total Return of Class Y Shares of the Fund at 8/31/00(1) 1-Year 10.41% Life 12.31%

The performance information in the graph for the Morgan Stanley Capital International All Country Europe Index begins on 2/28/99.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


9 | OPPENHEIMER EUROPE FUND

NOTES

Foreign investing offers special opportunities, but also has special risks, such as the effect of currency rate fluctuations and foreign taxes. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes and current returns may be less than the results shown as of 9/30/00. For quarterly updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares were first publicly offered on 3/1/99. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares were first publicly offered on 3/1/99. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 4% (since commencement). Class B shares are subject to a 0.75% annual asset-based sales charge. The ending account value in the graph is net of the applicable 4% contingent deferred sales charge.

Class C shares were first publicly offered on 3/1/99. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1%. Class C shares are subject to a 0.75% annual asset-based sales charge. The ending account value in the graph is net of the applicable 1% contingent deferred sales charge.

Class Y shares were first publicly offered on 3/1/99. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


10 | OPPENHEIMER EUROPE FUND

Financials



11 | OPPENHEIMER EUROPE FUND

STATEMENT OF INVESTMENTS  August 31, 2000

                                                                      Market Value
                                                             Shares     See Note 1
==================================================================================
 Common Stocks--100.8%
----------------------------------------------------------------------------------
 Basic Materials--3.6%
----------------------------------------------------------------------------------
 Chemicals--1.1%
 BOC Group plc                                               14,900     $  217,012
----------------------------------------------------------------------------------
 Paper--2.5%
 AssiDoman AB                                                15,600        235,575
----------------------------------------------------------------------------------
 Jefferson Smurfit Group plc                                 12,700        260,350
                                                                        ----------
                                                                           495,925

----------------------------------------------------------------------------------
 Capital Goods--12.5%
----------------------------------------------------------------------------------
 Electrical Equipment--3.2%
 Schneider Electric SA                                        4,000        295,181
----------------------------------------------------------------------------------
 Siemens AG                                                   2,100        337,013
                                                                        ----------
                                                                           632,194

----------------------------------------------------------------------------------
 Industrial Services--3.6%
 Adecco SA                                                      240        183,863
----------------------------------------------------------------------------------
 Cookson Group plc                                           80,000        273,540
----------------------------------------------------------------------------------
 Group 4 Falck AS                                             1,600        250,879
                                                                        ----------
                                                                           708,282

----------------------------------------------------------------------------------
 Manufacturing--5.7%
 ESEC Holding AG                                                150        317,371
----------------------------------------------------------------------------------
 Jenoptik AG                                                  8,400        253,927
----------------------------------------------------------------------------------
 JOT Automation Group Oyj                                    20,700        141,898
----------------------------------------------------------------------------------
 Perlos Oyj                                                   8,400        253,554
----------------------------------------------------------------------------------
 Tate & Lyle plc                                             47,800        177,350
                                                                        ----------
                                                                         1,144,100

----------------------------------------------------------------------------------
 Communication Services--5.5%
----------------------------------------------------------------------------------
 Telecommunications: Long Distance--2.7%
 Altran Technologies SA                                       1,000        237,034
----------------------------------------------------------------------------------
 Avenir Telecom(1)                                            8,000        108,115
----------------------------------------------------------------------------------
 Tecnost SpA(1)                                              59,000        200,910
                                                                        ----------
                                                                           546,059

----------------------------------------------------------------------------------
 Telecommunications: Wireless--2.8%
 Filtronic plc                                               13,900        247,750
----------------------------------------------------------------------------------
 Vodafone Group plc, Sponsored ADR                            7,700        315,219
                                                                        ----------
                                                                           562,969

----------------------------------------------------------------------------------
 Consumer Cyclicals--10.2%
----------------------------------------------------------------------------------
 Autos & Housing--2.4%
 Bayerische Motoren Werke (BMW) AG                            9,200        299,051
----------------------------------------------------------------------------------
 Cie de Saint Gobain                                          1,300        173,143
                                                                        ----------
                                                                           472,194


12 | OPPENHEIMER EUROPE FUND

                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
 Leisure & Entertainment--0.9%
 Kinowelt Medien AG(1)                                        4,020     $  187,645
----------------------------------------------------------------------------------
 Retail: General--1.0%
 Marks & Spencer plc                                         65,600        198,055
----------------------------------------------------------------------------------
 Retail: Specialty--3.1%
 Fitness First plc(1)                                        10,700        177,637
----------------------------------------------------------------------------------
 Rallye SA                                                    4,000        224,942
----------------------------------------------------------------------------------
 Sonae, S.G.P.S., SA                                        140,900        217,977
                                                                        ----------
                                                                           620,556

----------------------------------------------------------------------------------
 Textile/Apparel & Home Furnishings--2.8%
 Adidas-Salomon AG                                            4,600        244,165
----------------------------------------------------------------------------------
 Bulgari SpA                                                 27,300        307,046
                                                                        ----------
                                                                           551,211

----------------------------------------------------------------------------------
 Consumer Staples--16.6%
----------------------------------------------------------------------------------
 Beverages--1.3%
 Carlsberg AS, Cl. B                                          7,200        260,132
----------------------------------------------------------------------------------
 Broadcasting--8.0%
 EM.TV & Merchandising AG                                     4,500        224,053
----------------------------------------------------------------------------------
 Intertainment AG(1)                                          6,900        417,902
----------------------------------------------------------------------------------
 Mediaset SpA                                                19,500        349,176
----------------------------------------------------------------------------------
 Societe Television Francaise 1                               5,000        364,976
----------------------------------------------------------------------------------
 Sogecable SA(1)                                              6,800        244,858
                                                                        ----------
                                                                         1,600,965

----------------------------------------------------------------------------------
 Entertainment--1.4%
 Infogrames Entertainment SA(1)                               9,400        274,127
----------------------------------------------------------------------------------
 Food--2.3%
 CSM NV -B.R. Cert                                           10,600        223,360
----------------------------------------------------------------------------------
 Kamps AG                                                    11,000        237,754
                                                                        ----------
                                                                           461,114

----------------------------------------------------------------------------------
 Food & Drug Retailers--0.9%
 Superdiplo SA(1)                                            10,600        180,007
----------------------------------------------------------------------------------
 Household Goods--1.7%
 Unilever plc, Sponsored ADR                                 12,900        328,950
----------------------------------------------------------------------------------
 Tobacco--1.0%
 Altadis SA                                                  13,400        192,410
----------------------------------------------------------------------------------
 Energy--2.2%
----------------------------------------------------------------------------------
 Energy Services--1.1%
 Petroleum Geo-Services ASA, Sponsored ADR(1)                11,900        224,612
----------------------------------------------------------------------------------
 Oil: International--1.1%
 Total Fina Elf SA, B Shares                                  1,500        222,853


13 | OPPENHEIMER EUROPE FUND

STATEMENT OF INVESTMENTS  Continued

                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
 Financial--10.5%
----------------------------------------------------------------------------------
 Banks--6.7%
 Deutsche Bank AG                                             3,700     $  322,388
----------------------------------------------------------------------------------
 EFG Eurobank                                                 8,800        198,920
----------------------------------------------------------------------------------
 Fortis, B Shares                                            11,700        355,868
----------------------------------------------------------------------------------
 UBS AG                                                       1,700        247,303
----------------------------------------------------------------------------------
 UniCredito Italiano SpA                                     39,000        201,808
                                                                        ----------
                                                                         1,326,287

----------------------------------------------------------------------------------
 Diversified Financial--1.4%
 Gold-Zack AG                                                11,500        269,726
----------------------------------------------------------------------------------
 Insurance--2.4%
 Old Mutual plc                                              96,800        245,069
----------------------------------------------------------------------------------
 Skandia Forsakrings AB                                      11,500        232,766
                                                                        ----------
                                                                           477,835

----------------------------------------------------------------------------------
 Healthcare--3.9%
----------------------------------------------------------------------------------
 Healthcare/Drugs--3.9%
 Bioglan Pharma plc                                          21,700        235,854
----------------------------------------------------------------------------------
 Elan Corp. plc, ADR1                                         5,000        291,562
----------------------------------------------------------------------------------
 Omega Pharma SA                                              6,800        253,927
                                                                        ----------
                                                                           781,343

----------------------------------------------------------------------------------
 Technology--32.6%
----------------------------------------------------------------------------------
 Computer Services--6.3%
 Cap Gemini SA                                                1,300        271,620
----------------------------------------------------------------------------------
 CE Computer Equipment AG(1)                                  1,500        219,385
----------------------------------------------------------------------------------
 Debitel AG                                                   5,900        242,089
----------------------------------------------------------------------------------
 Getronics NV                                                18,900        237,272
----------------------------------------------------------------------------------
 WM-Data AB, B Shares                                        49,200        276,331
                                                                        ----------
                                                                         1,246,697

----------------------------------------------------------------------------------
 Computer Software--8.4%
 IONA Technologies plc, ADR(1)                                3,000        249,937
----------------------------------------------------------------------------------
 Lernout & Hauspie Speech Products NV(1)                      8,000        233,500
----------------------------------------------------------------------------------
 Psion plc                                                   22,000        281,688
----------------------------------------------------------------------------------
 Sage Group plc (The)                                        27,100        250,581
----------------------------------------------------------------------------------
 SAP AG                                                       1,200        303,005
----------------------------------------------------------------------------------
 Sopra SA                                                     2,047        167,621
----------------------------------------------------------------------------------
 Transiciel SA                                                2,800        188,454
                                                                        ----------
                                                                         1,674,786


14 | OPPENHEIMER EUROPE FUND

                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
 Communications Equipment--4.7%
 Alcatel SA                                                   4,500    $   368,287
----------------------------------------------------------------------------------
 L.M. Ericsson Telephone Co. ADR, Cl. B                      15,300        313,650
----------------------------------------------------------------------------------
 Nokia Corp., A Shares, Sponsored ADR                         5,500        247,156
                                                                       -----------
                                                                           929,093

----------------------------------------------------------------------------------
 Electronics--13.2%
 ASM Lithography Holding NV(1)                               12,000        457,500
----------------------------------------------------------------------------------
 Elcoteq Network Corp., Cl. A                                12,000        397,428
----------------------------------------------------------------------------------
 Infineon Technologies AG(1)                                  4,000        266,268
----------------------------------------------------------------------------------
 Ingenico SA                                                  5,500        262,351
----------------------------------------------------------------------------------
 Koninklijke (Royal) Philips Electronics NV,
 NY Registered Shares                                         5,820        286,999
----------------------------------------------------------------------------------
 Micronas Semiconductor Holding AG(1)                           500        294,101
----------------------------------------------------------------------------------
 Sagem SA                                                       700        192,997
----------------------------------------------------------------------------------
 SEZ Holding AG                                                 300        246,528
----------------------------------------------------------------------------------
 STMicroelectronics NV                                        3,600        220,852
                                                                       -----------
                                                                         2,625,024

----------------------------------------------------------------------------------
 Transportation--2.0%
----------------------------------------------------------------------------------
 Air Transportation--0.8%
 British Airways plc                                         35,400        167,527
----------------------------------------------------------------------------------
 Shipping--1.2%
 D/S 1912, B Shares                                              20        238,479
----------------------------------------------------------------------------------
 Utilities--1.2%
----------------------------------------------------------------------------------
 Electric Utilities--1.2%
 Vivendi (Ex-Generale des Eaux)                               3,000        245,392
                                                                       -----------
 Total Common Stocks (Cost $19,668,283)                                 20,063,561

                                                          Principal
                                                             Amount
==================================================================================
 Repurchase Agreements--0.2%

 Repurchase agreement with Banc One Capital Markets,
 Inc., 6.57%, dated 8/31/00, to be repurchased at
 $48,009 on 9/1/00, collateralized by U.S. Treasury
 Bonds, 6.25%-12%, 11/15/03-8/15/23, with a value of
 $20,546, U.S. Treasury Nts., 4.25%-7.50%,
 12/31/00-2/15/07, with a value of $23,462 and U.S.
 Treasury Bills, 11/30/00, with a value of $5,025 (Cost
 $48,000)                                                   $48,000         48,000
----------------------------------------------------------------------------------
 Total Investments, at Value  (Cost $19,716,283)              101.0%    20,111,561
----------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets                         (1.0)      (202,513)
                                                            ----------------------
 Net Assets                                                   100.0%   $19,909,048
                                                            ======================


15 | OPPENHEIMER EUROPE FUND

STATEMENT OF INVESTMENTS  Continued


Footnotes to Statement of Investments

1. Non-income-producing security.

Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:

Geographical Diversification        Market Value          Percent
------------------------------------------------------------------
Germany                              $ 3,824,372             19.0%
France                                 3,817,945             19.0
Great Britain                          3,366,167             16.7
Switzerland                            1,289,166              6.4
Italy                                  1,058,940              5.3
Sweden                                 1,058,322              5.3
Finland                                1,040,035              5.2
Belgium                                  843,295              4.2
Denmark                                  749,490              3.7
The Netherlands                          747,631              3.7
Spain                                    617,275              3.1
Ireland                                  551,913              2.7
United States                            505,500              2.5
Norway                                   224,613              1.1
Portugal                                 217,977              1.1
Greece                                   198,920              1.0
                                     -----------------------------
Total                                $20,111,561            100.0%
                                     =============================

See accompanying Notes to Financial Statements.


16 | OPPENHEIMER EUROPE FUND

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2000


==================================================================================
 Assets

 Investments, at value (cost $19,716,283)--
 see accompanying statement                                            $20,111,561
----------------------------------------------------------------------------------
 Unrealized appreciation on foreign currency contracts                         345
----------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                          609,426
 Shares of beneficial interest sold                                        108,770
 Interest                                                                   12,263
 Other                                                                       1,347
                                                                       -----------
 Total assets                                                           20,843,712

==================================================================================
 Liabilities

 Bank overdraft                                                            366,631
----------------------------------------------------------------------------------
 Unrealized depreciation on foreign currency contracts                       4,056
----------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                                     454,860
 Shares of beneficial interest redeemed                                     58,171
 Distribution and service plan fees                                          7,274
 Transfer and shareholder servicing agent fees                               5,028
 Trustees' compensation                                                        209
 Other                                                                      38,435
                                                                       -----------
 Total liabilities                                                         934,664

==================================================================================
 Net Assets                                                            $19,909,048
                                                                       ===========

==================================================================================
 Composition of Net Assets

 Paid-in capital                                                      $ 19,903,738
----------------------------------------------------------------------------------
 Overdistributed net investment income                                          (2)
----------------------------------------------------------------------------------
 Accumulated net realized loss on investments and
 foreign currency transactions                                            (387,885)
----------------------------------------------------------------------------------
 Net unrealized appreciation on investments and translation
 of assets and liabilities denominated in foreign currencies               393,197
                                                                       -----------
 Net Assets                                                            $19,909,048
                                                                       ===========


17 | OPPENHEIMER EUROPE FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued

===================================================================================================
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $11,809,251 and 1,047,247 shares of beneficial interest outstanding)                        $11.28
 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                                                 $11.97
---------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $6,685,360
 and 599,551 shares of beneficial interest outstanding)                                      $11.15
---------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,413,305
 and 126,234 shares of beneficial interest outstanding)                                      $11.20
---------------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on net
 assets of $1,132 and 100 shares of beneficial interest outstanding)                         $11.32

See accompanying Notes to Financial Statements.


18 | OPPENHEIMER EUROPE FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2000

==================================================================================
 Investment Income

 Dividends (net of foreign withholding taxes of $8,046)                 $  126,797
----------------------------------------------------------------------------------
 Interest                                                                   30,474
                                                                        ----------
 Total income                                                              157,271

==================================================================================
 Expenses

 Management fees                                                           104,783
----------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                    15,049
 Class B                                                                    39,393
 Class C                                                                     8,076
----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                    21,129
 Class B                                                                    10,130
 Class C                                                                     2,106
----------------------------------------------------------------------------------
 Shareholder reports                                                        54,983
----------------------------------------------------------------------------------
 Legal, auditing and other professional fees                                18,732
----------------------------------------------------------------------------------
 Custodian fees and expenses                                                11,615
----------------------------------------------------------------------------------
 Trustees' compensation                                                        284
----------------------------------------------------------------------------------
 Other                                                                       6,600
                                                                        ----------
 Total expenses                                                            292,880
 Less expenses paid indirectly                                              (2,536)
                                                                        ----------
 Net expenses                                                              290,344

==================================================================================
 Net Investment Loss                                                      (133,073)

==================================================================================
 Realized and Unrealized Gain (Loss)

 Net realized gain (loss) on:
 Investments                                                               615,711
 Foreign currency transactions                                            (761,019)
                                                                        ----------
 Net realized loss                                                        (145,308)

----------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
 Investments                                                             1,239,218
 Translation of assets and liabilities denominated in foreign currencies  (954,481)
                                                                        ----------
 Net change                                                                284,737
                                                                        ----------
 Net realized and unrealized gain                                          139,429

==================================================================================
 Net Increase in Net Assets Resulting from Operations                   $    6,356
                                                                        ==========


See accompanying Notes to Financial Statements.


19 | OPPENHEIMER EUROPE FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                               Year         Period
                                                              Ended          Ended
                                                         August 31,     August 31,
                                                               2000        1999(1)
==================================================================================
 Operations

 Net investment income (loss)                           $  (133,073)    $    7,430
----------------------------------------------------------------------------------
 Net realized gain (loss)                                  (145,308)       188,990
----------------------------------------------------------------------------------
 Net change in unrealized appreciation                      284,737        108,460
                                                        --------------------------
 Net increase in net assets resulting from operations         6,356        304,880

==================================================================================
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                     (8,674)            --
 Class Y                                                         (2)            --
----------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                   (211,896)            --
 Class B                                                    (79,596)            --
 Class C                                                     (6,956)            --
 Class Y                                                        (46)            --
----------------------------------------------------------------------------------
 Distributions in excess of net realized gain:
 Class A                                                    (53,404)            --
 Class B                                                    (20,063)            --
 Class C                                                     (1,753)            --
 Class Y                                                         (8)            --

==================================================================================
 Beneficial Interest Transactions

 Net increase in net assets resulting from beneficial
 interest transactions:
 Class A                                                  7,717,305      4,078,125
 Class B                                                  5,971,636        819,920
 Class C                                                  1,263,514        128,710
 Class Y                                                         --          1,000

==================================================================================
 Net Assets

 Total increase                                          14,576,413      5,332,635
----------------------------------------------------------------------------------
 Beginning of period                                      5,332,635            --
                                                        --------------------------
 End of period [including undistributed
 (overdistributed) net investment income of $(2)
 and $8,674, respectively]                              $19,909,048     $5,332,635
                                                        ==========================


1. For the period from March 1, 1999 (commencement of operations) to August 31, 1999.

See accompanying Notes to Financial Statements.


20 | OPPENHEIMER EUROPE FUND

FINANCIAL HIGHLIGHTS

                                                                       Class A                  Class B
                                                                          Year                     Year
                                                                         Ended                    Ended
                                                                    August 31,               August 31,
                                                            2000       1999(1)         2000     1999(1)
=======================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                     $10.78        $10.00       $10.73      $10.00
-------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                               (.06)          .02         (.08)       (.03)
 Net realized and unrealized gain                           1.12           .76         1.04         .76
                                                          ---------------------------------------------
 Total income from investment operations                    1.06           .78          .96         .73
-------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                       (.02)           --           --          --
 Distributions from net realized gain                       (.43)           --         (.43)         --
 Distributions in excess of net realized gain               (.11)           --         (.11)         --
                                                          ---------------------------------------------
 Total dividends and/or distributions
 to shareholders                                            (.56)           --         (.54)         --
-------------------------------------------------------------------------------------------------------
 Net asset value, end of period                           $11.28        $10.78       $11.15      $10.73
                                                          =============================================

=======================================================================================================
 Total Return, at Net Asset Value(2)                        9.99%         7.80%        9.09%       7.30%

=======================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                $11,809        $4,347       $6,685        $851
-------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                       $ 8,366        $3,473       $3,954        $401
-------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)                              (0.73)%        0.54%       (1.56)%     (0.87)%
 Expenses                                                   1.94%         1.61%        2.77%       2.60%
 Expenses, net of indirect expenses                         1.92%          N/A         2.75%        N/A
-------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     210%           83%         210%         83%


1. For the period from March 1, 1999 (commencement of operations) to August 31, 1999.
2. Assumes a $1,000 hypothetical initial investment on the business day before commencement of operations, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


21 | OPPENHEIMER EUROPE FUND

FINANCIAL HIGHLIGHTS  Continued

                                                                       Class C                  Class Y
                                                                          Year                     Year
                                                                         Ended                    Ended
                                                                    August 31,               August 31,
                                                            2000       1999(1)         2000     1999(1)
=======================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                     $10.76        $10.00       $10.78      $10.00
-------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                               (.08)         (.02)        (.05)        .04
 Net realized and unrealized gain                           1.06           .78         1.15         .74
                                                          ---------------------------------------------
 Total income from investment operations                     .98           .76         1.10         .78
-------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                         --            --         (.02)         --
 Distributions from net realized gain                       (.43)           --         (.43)         --
 Distributions in excess of net realized gain               (.11)           --         (.11)         --
                                                          ---------------------------------------------
 Total dividends and/or distributions
 to shareholders                                            (.54)           --         (.56)         --
-------------------------------------------------------------------------------------------------------
 Net asset value, end of period                           $11.20        $10.76       $11.32      $10.78
                                                          =============================================

=======================================================================================================
 Total Return, at Net Asset Value(2)                        9.26%         7.60%       10.41%       7.80%

=======================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                 $1,413          $133           $1          $1
-------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                        $  811          $ 52           $1          $1
-------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)                              (1.56)%       (0.82)       (0.30)%      0.65%
 Expenses                                                   2.77%         2.57%        1.51%       1.52%
 Expenses, net of indirect expenses                         2.75%          N/A         1.49%        N/A
-------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     210%           83%         210%         83%


1. For the period from March 1, 1999 (commencement of operations) to August 31, 1999.
2. Assumes a $1,000 hypothetical initial investment on the business day before commencement of operations, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


22 | OPPENHEIMER EUROPE FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Significant Accounting Policies
Oppenheimer Europe Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


23 | OPPENHEIMER EUROPE FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
1. Significant Accounting Policies Continued
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service.
     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.


24 | OPPENHEIMER EUROPE FUND

--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 2000, amounts have been reclassified to reflect a decrease in paid-in capital of $75,228, a decrease in overdistributed net investment income of $133,073, and an increase in accumulated net realized loss on investments of $57,845. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


25 | OPPENHEIMER EUROPE FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                          Year Ended August 31, 2000  Period Ended August 31, 1999(1)
                                Shares        Amount            Shares         Amount
-------------------------------------------------------------------------------------
 Class A
 Sold                        1,305,642   $15,150,672           481,772     $4,876,962
 Dividends and/or
 distributions reinvested       13,787       150,971                --             --
 Redeemed                     (675,447)   (7,584,338)          (78,507)      (798,837)
                             --------------------------------------------------------
 Net increase                  643,982   $ 7,717,305           403,265     $4,078,125
                             ========================================================

-------------------------------------------------------------------------------------
 Class B
 Sold                          609,291   $ 7,023,625            81,470     $  842,190
 Dividends and/or
 distributions reinvested        8,944        97,403                --             --
 Redeemed                      (98,063)   (1,149,392)           (2,091)       (22,270)
                             --------------------------------------------------------
 Net increase                  520,172   $ 5,971,636            79,379     $  819,920
                             ========================================================

-------------------------------------------------------------------------------------
 Class C
 Sold                          589,533   $ 6,506,073            18,532      $ 190,808
 Dividends and/or
 distributions reinvested          792         8,654                --             --
 Redeemed                     (476,470)   (5,251,213)           (6,153)       (62,098)
                             --------------------------------------------------------
 Net increase                  113,855   $ 1,263,514            12,379     $  128,710
                             ========================================================

-------------------------------------------------------------------------------------
 Class Y
 Sold                               --   $        --               100     $    1,000
 Dividends and/or
 distributions reinvested           --            --                --             --
 Redeemed                           --            --                --             --
                             --------------------------------------------------------
 Net increase                       --   $        --               100     $    1,000
                             ========================================================


1. For the period from March 1, 1999 (commencement of operations) to August 31, 1999.


================================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2000, were $41,743,898 and $26,917,852, respectively.

As of August 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $19,716,283 was:

Gross unrealized appreciation      $1,393,316
Gross unrealized depreciation        (998,038)
                                   ----------
Net unrealized appreciation        $  395,278
                                   ==========


26 | OPPENHEIMER EUROPE FUND

================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% of the first $250 million of average annual net assets of the Fund, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion and 0.67% of average annual net assets over $2 billion. The Fund's management fee for the year ended August 31, 2000 was an annualized rate of 0.80%, before any waiver by the Manager if applicable.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                      Aggregate        Class A    Commissions     Commissions     Commissions
                      Front-End      Front-End     on Class A      on Class B      on Class C
                  Sales Charges  Sales Charges         Shares          Shares          Shares
                     on Class A    Retained by    Advanced by     Advanced by     Advanced by
Year Ended               Shares    Distributor    Distributor(1)  Distributor(1)  Distributor(1)
---------------------------------------------------------------------------------------------
August 31, 2000         $81,976        $24,750         $5,233        $126,129          $8,653

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                              Class A                  Class B                  Class C
                  Contingent Deferred      Contingent Deferred      Contingent Deferred
                        Sales Charges            Sales Charges            Sales Charges
Year Ended    Retained by Distributor  Retained by Distributor  Retained by Distributor
---------------------------------------------------------------------------------------
August 31, 2000                   $--                   $5,082                      $--

     The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


27 | OPPENHEIMER EUROPE FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
4. Fees and Other Transactions with Affiliates Continued
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended August 31, 2000, payments under the Class A plan totaled $15,049 prior to Manager waivers if applicable, all of which were paid by the Distributor to recipients, and included $1,622 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended August 31, 2000, were as follows:

                                                     Distributor's  Distributor's
                                                         Aggregate   Unreimbursed
                                                      Unreimbursed  Expenses as %
                   Total Payments   Amount Retained       Expenses  of Net Assets
                       Under Plan    by Distributor     Under Plan       of Class
----------------------------------------------------------------------------------
Class B Plan              $39,393           $34,398       $136,832           2.05%
Class C Plan                8,076             4,858         12,401           0.88


28 | OPPENHEIMER EUROPE FUND

================================================================================
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
     The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
     Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

As of August 31, 2000, the Fund had outstanding foreign currency contracts as follows:

                           Expiration       Contract   Valuation as of     Unrealized       Unrealized
Contract Description             Date  Amount (000s)   August 31, 2000   Appreciation     Depreciation
------------------------------------------------------------------------------------------------------
Contracts to Purchase
British Pound Sterling (GBP)   9/1/00          GBP11          $ 16,411           $ --           $  311
Euro (EUR)                    9/29/00         EUR247           219,590             --            3,745
                                                                         -----------------------------
                                                                                   --            4,056
                                                                         -----------------------------
Contracts to Sell
Danish Krone (DKK)             9/1/00       DKK1,672           199,424            345               --
                                                                         -----------------------------
Total Unrealized Appreciation and Depreciation                                   $345           $4,056
                                                                         =============================


================================================================================
6. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
     The Fund had no borrowings outstanding during the period ended August 31, 2000.


29 | OPPENHEIMER EUROPE FUND

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Europe Fund:

We have audited the Oppenheimer Europe Fund as of August 31, 2000, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and the period from March 1, 1999 (commencement of operations) to August 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Europe Fund as of August 31, 2000, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and the period from March 1, 1999 (commencement of operations) to August 31, 1999, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP

Denver, Colorado
September 22, 2000


30 | OPPENHEIMER EUROPE FUND

FEDERAL INCOME TAX INFORMATION  Unaudited


================================================================================
In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends and distributions of $0.5604, $0.5426, $0.5426 and $0.5640 per share were paid to Class A, Class B, Class C and Class Y shareholders on December 3, 1999, all of which was designated as ordinary income for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
     None of the dividends paid by the Fund during the year ended August 31, 2000 are eligible for the corporate dividend-received deduction.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


31 | OPPENHEIMER EUROPE FUND

OPPENHEIMER EUROPE FUND

====================================================================================
 Officers and Trustees      Leon Levy, Chairman of the Board of Trustees
                            Donald W. Spiro, Vice Chairman of the Board of Trustees
                            Bridget A. Macaskill, Trustee and President
                            Robert G. Galli, Trustee
                            Phillip A. Griffiths, Trustee
                            Benjamin Lipstein, Trustee
                            Elizabeth B. Moynihan, Trustee
                            Kenneth A. Randall, Trustee
                            Edward V. Regan, Trustee
                            Russell S. Reynolds, Jr., Trustee
                            Clayton K. Yeutter, Trustee
                            Shanquan Li, Vice President
                            Andrew J. Donohue, Secretary
                            Brian W. Wixted, Treasurer
                            Robert J. Bishop, Assistant Treasurer
                            Scott T. Farrar, Assistant Treasurer
                            Robert G. Zack, Assistant Secretary

====================================================================================
 Investment Advisor         OppenheimerFunds, Inc.

====================================================================================
 Distributor                OppenheimerFunds Distributor, Inc.

====================================================================================
 Transfer and Shareholder   OppenheimerFunds Services
 Servicing Agent

====================================================================================
 Custodian of               The Bank of New York
 Portfolio Securities

====================================================================================
 Independent Auditors       KPMG LLP

====================================================================================
 Legal Counsel              Mayer, Brown & Platt

                            For more complete information about Oppenheimer Europe
                            Fund, please refer to the Prospectus. To obtain a copy,
                            call your financial advisor, or call OppenheimerFunds
                            Distributor, Inc. at 1.800.525.7048, or visit the
                            OppenheimerFunds Internet website, at
                            www.oppenheimerfunds.com.

                            Shares of Oppenheimer funds are not deposits or
                            obligations of any bank, are not guaranteed by any bank,
                            are not insured by the FDIC or any other agency, and
                            involve investment risks, including the possible loss of
                            the principal amount invested.

                            Oppenheimer funds are distributed by OppenheimerFunds
                            Distributor, Inc., Two World Trade Center, New York,
                            NY 10048-0203.

                            (C)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.


32 | OPPENHEIMER EUROPE FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

Internet
24-hr access to account information and transactions(1)
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
General Information
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PhoneLink
24-hr automated information and automated transactions
1.800.533.3310
--------------------------------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 9am-6:30pm ET
1.800.843.4461
--------------------------------------------------------------------------------
OppenheimerFunds Market Hotline
24 hours a day, timely and insightful messages on the
economy and issues that may affect your investments
1.800.835.3104
--------------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
Ticker Symbol  Class A: OEFAX


1. At times this website may be inaccessible or its transaction feature may be unavailable.

                                                      [logo] OppenheimerFunds(R)
RA0261.001.0800  October 30, 2000                              Distributor, Inc.